UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTIONS 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 21, 2008

AVID TECHNOLOGY, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	0-21174 (Commission File Number)	04-2977748 (I.R.S. Employer Identification No.)
Avid Technology Park, One Park West, Tewksbury, MA (Address of Principal Executive Offices)		01876 (Zip Code)
Registrant's telephone number, including area code: (978) 640-6789
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)        On May 21, 2008, the stockholders of Avid Technology, Inc. (the “Company”) approved the Company’s Amended and Restated 2005 Stock Incentive Plan (the “Plan”).  Under the Plan, the Company is authorized to issue, subject to adjustment in the event of stock splits and other similar events, up to 8,000,000 shares of the Company’s common stock, $0.01 par value per share (the “Common Stock”), plus:

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an aggregate of 168,143 shares that remained available for issuance as of May 21, 2008 under the Company’s 1993 Director Stock Option Plan, as amended; the Company’s 1998 Stock Option Plan; the Company’s Amended and Restated 1999 Stock Option Plan; and the Company’s Midiman, Inc. 2002 Stock Option/Stock Issuance Plan (the “Existing Plans”); and

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any shares subject to awards granted under the Existing Plans, which awards expire, terminate or are otherwise surrendered, canceled, forfeited or repurchased by the Company at their original issuance price pursuant to a contractual repurchase right; as of May 21, 2008, there were 1,519,437 shares subject to awards granted under the Existing Plans.

No further awards will be granted under the Existing Plans from and after May 21, 2008. As of May 21, 2008, 5,607,336 shares were available for issuance under the Plan.

The Company may grant awards under the Plan to employees, officers, directors, consultants and advisors of the Company.  Award grants under the Plan may be made in the form of incentive stock options intended to qualify under Section 422 of the Internal Revenue Code, nonstatutory stock options, restricted stock, restricted stock units, stock appreciation rights, and other stock-based awards.  The maximum number of shares of Common Stock with respect to which awards may be granted to any participant under the Plan may not exceed 1,000,000 shares per calendar year. The maximum number of shares of Common Stock with respect to which awards other than options and stock appreciation rights may be granted under the Plan may not exceed 2,000,000.

A description of the material terms of the Plan is included in the Company’s 2008 Proxy Statement (the “Proxy Statement”), under the caption “Proposal 3–Approval of Our Amended and Restated 2005 Stock Incentive Plan,” which description is incorporated herein by reference. That description is qualified in its entirety by reference to the complete terms and conditions of the Plan, a copy of which is included as Appendix C to the Proxy Statement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 27, 2008	AVID TECHNOLOGY, INC. (Registrant)
	By:	/s/ Paige Parisi Paige Parisi Vice President and General Counsel

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